APEX BIOVENTURES ACQUISITION CORPORATION
18 Farm Lane
Hillsborough, California 94010

___________ ___, 2006
Apex Bioventures LLC
18 Farm Lane
Hillsborough, California 94010

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of APEX Bioventures Acquisition Corporation (the “Company”), and continuing for up to two years until the earlier of the consummation by the Company of a business combination or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), Apex Bioventures LLC shall make available to the Company certain office as well as certain office and secretarial services as may be required by the Company from time to time, situated at 18 Farm Lane, Hillsborough, California 94010. In exchange therefore, the Company shall pay Apex Bioventures LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

APEX BIOVENTURES ACQUISITION CORPORATION.

By:
Name: Title:

AGREED TO AND ACCEPTED BY:

APEX BIOVENTURES LLC

By:
Name: Title:	K. Michael Forrest